Power of Attorney

I, Daniel P. Kearney, Director and President (principal executive officer) of Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Kirk
P. Wickman and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all post-effective amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933 and the Investment Company Act of 1940.

Registration Statements filed under the Securities Act of 1933:

2-52448           33-75960          33-75998
2-52449           33-75962          33-75996
33-02339          33-75964          33-76000
33-34370          33-75966          33-76002
33-34583          33-75968          33-76004
33-42555          33-75970          33-76018
33-60477          33-75972          33-76024
33-61897          33-75974          33-76026
33-62473          33-75976          33-79118
33-63657          33-75978          33-79122
333-01107         33-75980          33-81216
33-63611          33-75982          33-87642
33-64277          33-75984          33-87932
33-64331          33-75986          33-88720
33-75248          33-75988          33-88722
33-75954          33-75990          33-88724
33-75956          33-75992          33-89858
33-75958          33-75994          33-91846
333-15187         333-09515         333-27337

Registration Statements filed under the Investment Company Act of 1940:

811-2512          811-2513          811-4536          811-5906

hereby ratifying and confirming on this 13th day of June, 1997 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:


/s/ Daniel P. Kearney
-------------------------------------------------------
    Daniel P. Kearney
    Director and President (principal executive officer)

                                Power of Attorney

I, Deborah Koltenuk, Vice President and Treasurer, Corporate Controller of Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Kirk P. Wickman, and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933 and the Investment Company Act of 1940.

Registration Statements filed under the Securities Act of 1933:

2-52448           33-75960          33-75998
2-52449           33-75962          33-75996
33-02339          33-75964          33-76000
33-34370          33-75966          33-76002
33-34583          33-75968          33-76004
33-42555          33-75970          33-76018
33-60477          33-75972          33-76024
33-61897          33-75974          33-76026
33-62473          33-75976          33-79118
33-63657          33-75978          33-79122
333-01107         33-75980          33-81216
33-63611          33-75982          33-87642
33-64277          33-75984          33-87932
33-64331          33-75986          33-88720
33-75248          33-75988          33-88722
33-75954          33-75990          33-88724
33-75956          33-75992          33-89858
33-75958          33-75994          33-91846
333-15187         333-09515         333-27337

Registration Statements filed under the Investment Company Act of 1940:

811-2512          811-2513          811-4536           811-5906

hereby ratifying and confirming on this 13th day of June, 1997 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:


/s/ Deborah Koltenuk
------------------------------------------------------
    Deborah Koltenuk
    Vice President and Treasurer, Corporate Controller

                                POWER OF ATTORNEY


I, Timothy A. Holt, Director and Chief Financial Officer, Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Kirk P. Wickman and Julie
E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933 and the Investment Company Act of 1940.

Registration Statements filed under the Securities Act of 1933:

2-52448           33-75960          33-75998
2-52449           33-75962          33-75996
33-02339          33-75964          33-76000
33-34370          33-75966          33-76002
33-34583          33-75968          33-76004
33-42555          33-75970          33-76018
33-60477          33-75972          33-76024
33-61897          33-75974          33-76026
33-62473          33-75976          33-79118
33-63657          33-75978          33-79122
333-01107         33-75980          33-81216
33-63611          33-75982          33-87642
33-64277          33-75984          33-87932
33-64331          33-75986          33-88720
33-75248          33-75988          33-88722
33-75954          33-75990          33-88724
33-75956          33-75992          33-89858
33-75958          33-75994          33-91846
333-15187         333-09515         333-27337

Registration Statements filed under the Investment Company Act of 1940:

811-2512          811-2513          811-4536           811-5906

hereby ratifying and confirming on this 13th day of June, 1997 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:


/s/ Timothy A. Holt
-----------------------------------------
    Timothy A. Holt
    Director and Chief Financial Officer

                                POWER OF ATTORNEY


I, Christopher J. Burns, Director, Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Kirk P. Wickman and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933 and the Investment Company Act of 1940.

Registration Statements filed under the Securities Act of 1933:

2-52448           33-75960          33-75998
2-52449           33-75962          33-75996
33-02339          33-75964          33-76000
33-34370          33-75966          33-76002
33-34583          33-75968          33-76004
33-42555          33-75970          33-76018
33-60477          33-75972          33-76024
33-61897          33-75974          33-76026
33-62473          33-75976          33-79118
33-63657          33-75978          33-79122
333-01107         33-75980          33-81216
33-63611          33-75982          33-87642
33-64277          33-75984          33-87932
33-64331          33-75986          33-88720
33-75248          33-75988          33-88722
33-75954          33-75990          33-88724
33-75956          33-75992          33-89858
33-75958          33-75994          33-91846
333-15187         333-09515         333-27337

Registration Statements filed under the Investment Company Act of 1940:

811-2512          811-2513           811-4536           811-5906

hereby ratifying and confirming on this 13th day of June, 1997 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:


/s/ Christopher J. Burns
-----------------------------------
    Christopher J. Burns
    Director

                                POWER OF ATTORNEY


I, John Y. Kim, Director, Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Kirk P. Wickman and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933 and the Investment Company Act of 1940.

Registration Statements filed under the Securities Act of 1933:

2-52448           33-75960          33-75998
2-52449           33-75962          33-75996
33-02339          33-75964          33-76000
33-34370          33-75966          33-76002
33-34583          33-75968          33-76004
33-42555          33-75970          33-76018
33-60477          33-75972          33-76024
33-61897          33-75974          33-76026
33-62473          33-75976          33-79118
33-63657          33-75978          33-79122
333-01107         33-75980          33-81216
33-63611          33-75982          33-87642
33-64277          33-75984          33-87932
33-64331          33-75986          33-88720
33-75248          33-75988          33-88722
33-75954          33-75990          33-88724
33-75956          33-75992          33-89858
33-75958          33-75994          33-91846
333-15187         333-09515         333-27337

Registration Statements filed under the Investment Company Act of 1940:

811-2512          811-2513          811-4536           811-5906

hereby ratifying and confirming on this 13th day of June, 1997 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:


/s/ John Y. Kim
-------------------------------
    John Y. Kim
    Director

                                POWER OF ATTORNEY


I, Shaun P. Mathews, Director, Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Kirk P. Wickman and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933 and the Investment Company Act of 1940.

Registration Statements filed under the Securities Act of 1933:

2-52448           33-75960          33-75998
2-52449           33-75962          33-75996
33-02339          33-75964          33-76000
33-34370          33-75966          33-76002
33-34583          33-75968          33-76004
33-42555          33-75970          33-76018
33-60477          33-75972          33-76024
33-61897          33-75974          33-76026
33-62473          33-75976          33-79118
33-63657          33-75978          33-79122
333-01107         33-75980          33-81216
33-63611          33-75982          33-87642
33-64277          33-75984          33-87932
33-64331          33-75986          33-88720
33-75248          33-75988          33-88722
33-75954          33-75990          33-88724
33-75956          33-75992          33-89858
33-75958          33-75994          33-91846
333-15187         333-09515         333-27337

Registration Statements filed under the Investment Company Act of 1940:

811-2512          811-2513          811-4536           811-5906

hereby ratifying and confirming on this 13th day of June, 1997 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:


/s/ Shaun P. Mathews
----------------------------------
    Shaun P. Mathews
    Director

                                POWER OF ATTORNEY


I, Glen Salow, Director, Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Kirk P. Wickman and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933 and the Investment Company Act of 1940

Registration Statements filed under the Securities Act of 1933:

2-52448           33-75960           33-75998
2-52449           33-75962           33-75996
33-02339          33-75964           33-76000
33-34370          33-75966           33-76002
33-34583          33-75968           33-76004
33-42555          33-75970           33-76018
33-60477          33-75972           33-76024
33-61897          33-75974           33-76026
33-62473          33-75976           33-79118
33-63657          33-75978           33-79122
333-01107         33-75980           33-81216
33-63611          33-75982           33-87642
33-64277          33-75984           33-87932
33-64331          33-75986           33-88720
33-75248          33-75988           33-88722
33-75954          33-75990           33-88724
33-75956          33-75992           33-89858
33-75958          33-75994           33-91846
333-15187         333-09515          333-27337

Registration Statements filed under the Investment Company Act of 1940:

811-2512          811-2513           811-4536           811-5906

hereby ratifying and confirming on this 13th day of June, 1997 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:


/s/ Glen Salow
---------------------------------
    Glen Salow
    Director

                                POWER OF ATTORNEY


I, Creed R. Terry, Director, Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Kirk P. Wickman and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933 and the Investment Company Act of 1940.

Registration Statements filed under the Securities Act of 1933:

2-52448            33-75960         33-75998
2-52449            33-75962         33-75996
33-02339           33-75964         33-76000
33-34370           33-75966         33-76002
33-34583           33-75968         33-76004
33-42555           33-75970         33-76018
33-60477           33-75972         33-76024
33-61897           33-75974         33-76026
33-62473           33-75976         33-79118
33-63657           33-75978         33-79122
333-01107          33-75980         33-81216
33-63611           33-75982         33-87642
33-64277           33-75984         33-87932
33-64331           33-75986         33-88720
33-75248           33-75988         33-88722
33-75954           33-75990         33-88724
33-75956           33-75992         33-89858
33-75958           33-75994         33-91846
333-15187          333-09515        333-27337

Registration Statements filed under the Investment Company Act of 1940:

811-2512           811-2513         811-4536          811-5906

hereby ratifying and confirming on this 13th day of June, 1997 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:


/s/ Creed R. Terry
-----------------------------
    Creed R. Terry
    Director

                                Power of Attorney

I, J. Scott Fox, Director, Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Kirk P. Wickman and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933 and the Investment Company Act of 1940.

Registration Statements filed under the Securities Act of 1933:

2-52448           33-75960           33-75998
2-52449           33-75962           33-75996
33-02339          33-75964           33-76000
33-34370          33-75966           33-76002
33-34583          33-75968           33-76004
33-42555          33-75970           33-76018
33-60477          33-75972           33-76024
33-61897          33-75974           33-76026
33-62473          33-75976           33-79118
33-63657          33-75978           33-79122
333-01107         33-75980           33-81216
33-63611          33-75982           33-87642
33-64277          33-75984           33-87932
33-64331          33-75986           33-88720
33-75248          33-75988           33-88722
33-75954          33-75990           33-88724
33-75956          33-75992           33-89858
33-75958          33-75994           33-91846
333-15187         333-09515          333-27337

Registration Statements filed under the Investment Company Act of 1940:

811-2512          811-2513           811-4536            811-5906

hereby ratifying and confirming on this 13th day of June 1997 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:


/s/ J. Scott Fox
------------------------------
    J. Scott Fox
    Director